Convertible Notes Receivable	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Convertible Note Receivable
15.	Convertible Notes Receivable
Kutcho Copper Corp.
Effective December 14, 2017, in connection with the Kutcho Early Deposit Agreement (Note 12), the Company advanced to Kutcho $16 million (Cdn$20 million) and received the Kutcho Convertible Note. The Kutcho Convertible Note, which has a seven year term to maturity, carries interest at 10% per annum, compounded and payable semi-annually. Kutcho elected to defer the first three interest payments until December 31, 2019 and, as per an amendment entered into on November 27, 2019, can defer this interest in addition to the fourth interest payment for an additional period not to exceed 4 years. The deferred interest carries interest at 15% per annum, compounded semi-annually. As part of the November 27, 2019 amendment, Wheaton forfeited its option to convert the outstanding deferred interest into common shares of Kutcho.
At any time prior to the maturity date, the Company has the right to convert all or any part of the outstanding amount of the Kutcho Convertible Note, excluding outstanding deferred interest, into common shares of Kutcho at Cdn$0.8125 per share. Kutcho has the right to repay the Kutcho Convertible Note early, subject to the applicable pre-payment
cash penalties as follows:

●	25% of the outstanding amount if pre-paid on or after 24 months until 36 months;
●	20% of the outstanding amount if pre-paid on or after 36 months until 60 months; and
●	15% of the outstanding amount if pre-paid on or after 60 months until maturity.
Gold X Mining Corp.
Effective December 24, 2019, in connection with the Toroparu Early Deposit Agreement (Note 12), the Company advanced $10 million to Gold X as part of a $20 million 10% secured convertible debenture private placement offering completed by Gold X (the “Gold X Convertible Note”). The Gold X Convertible Note, which has a three-year term to maturity, carries interest at 10% per annum, compounded semi-annually and payable annually. Gold X has the option to defer the interest payments until December 4, 2022, being the maturity date. Wheaton can, at its option, convert the deferred interest into common shares of Gold X.
At any time prior to the maturity date, the Company has the right to convert all or any part of the outstanding amount of the Gold X Convertible Note, converted into Canadian dollars using the exchange rate published by the Bank of Canada on the business day prior to the conversion, into common shares of Gold X at Cdn$3.20 per share.
Convertible Notes Receivable Valuation Summary
The Kutcho Convertible Note and Gold X Convertible Note are revalued quarterly by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk, and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the respective notes.
A continuity schedule of these convertible notes from January 1, 2018 to December 31, 2019 is presented below:

(in thousands)	Kutcho Convertible Note	Gold X Convertible Note	Total

At January 1, 2018	$15,777	$-	$15,777

Fair value gain (loss) reflected in net earnings	(2,878)	-	(2,878)

At December 31, 2018	$12,899	$-	$12,899

Amount advanced	-	10,000	10,000

Fair value gain (loss) reflected in net earnings	(1,062)	19	(1,043)

At December 31, 2019	$11,837	$10,019	$21,856